Exhibit 99.1

Q2 2024 Shareholder Letter

Oklo is a fast fission clean power technology and nuclear fuel recycling company developing power plants to provide clean, reliable, and affordable energy at scale. We have secured over $300 million in gross proceeds and are well capitalized to execute our business plan. Oklo’s first Aurora powerhouse is expected to be operational by 2027. Our customer base is strong with 1,350 megawatts in signed letters of intent across diverse industries. We offer flexible, clean energy solutions that scale with customers’ needs. 2

Dear shareholders, Oklo has been a lifetime in the making. Growing up in New Mexico, my visits to the National Museum of Nuclear Science & History sparked a fascination with the incredible potential of nuclear energy. The idea of splitting an atom to produce 50 million times more energy than combusting a hydrocarbon felt like science fiction at the time, but it became my life’s pursuit. While studying nuclear engineering at MIT and working across sectors, I saw the nuclear industry stagnating under outdated paradigms. I believed there was potential to fundamentally reimagine how we built and sold nuclear power. We could rethink the technology, business model, financing, partnerships, and more. I met my co-founder Caroline Cochran, also a nuclear engineer from MIT, and together we set out to rethink nuclear power from the ground up. Now, more than a decade later, we are on the precipice of realizing our mission to deliver reliable, low-cost, clean energy at scale. Our merger with AltC Acquisition Corp. in May financed our business, providing Oklo with over $300 million to accelerate our strategy. Oklo will fund the first Aurora powerhouses and aims to have multiple powerhouses up and running within the next few years, starting in 2027 with our first plant in Idaho. The prospect of purchasing independent power under long-term contracts is attractive to businesses across industries. Demand is strong; we have signed over 1,350 megawatts under non-binding indications of interest from the data center, energy, and industrial sectors, showcasing the broad applicability of our technology. The Aurora technology is well demonstrated—and once it’s deployed, it will be revolutionary. Thank you for joining us on our mission to a sustainable and abundant energy future. Sincerely, Jacob DeWitte Founder & CEO, Oklo Our mission is to provide clean, reliable, and affordable energy on a global scale. The Oklo team in front of the New York Stock Exchange. Oklo co-founders Caroline Cochran and Jacob DeWitte pictured at the New York Stock Exchange. 3

Our technology is based on proven fast reactor technology that has been used for more than a combined 400 years¹ by nuclear plants around the world. Selling power, not power plants, directly to customers under long-term contracts offers what customers want and generates recurring revenue. By owning construction and operations, we aim to fast-track deployment and streamline future applications with repeatable combined license applications to the U.S. Nuclear Regulatory Commission (NRC). Our design focuses on the use of commercially available supply chain combined with factory fabrication capabilities in order to deploy and scale rapidly and cost-effectively. Foundational pillars Proven technology Modern, small-scale design Build-Own-Operate business model Oklo is well capitalized to execute our business strategy and is positioned to be the first advanced fission company to generate revenue from selling clean power. As the only advanced fission company with a site use permit, significant regulatory traction, and a secured fuel supply, we expect to build our first plant by 2027. 4

MICHAEL KLEIN Founder & Managing Partner of M. Klein & Company, Founder of Churchill Capital Oklo has a world-class board of directors with backgrounds in energy, defense, oil and gas, utilities, capital markets, and artificial intelligence. “As one of the initial investors in the company, I’ve seen first-hand how Oklo has proven itself to be an innovative energy leader, developing a cost-competitive go-to-market strategy, and solidifying important relationships with regulators, customers, and suppliers. There are huge growth opportunities ahead.” SAM ALTMAN Chairman & Board Member of Oklo | Founder & CEO of OpenAI CHRIS WRIGHT Founder & CEO of Liberty Energy, Inc. (NYSE: LBRT) LT. GEN (RET.) JOHN JANSEN United States Marine Corps RICHARD W. KINZLEY Former CFO of Black Hills Corporation (NYSE: BKH) CAROLINE COCHRAN Co-founder & COO of Oklo JACOB DEWITTE Co-founder & CEO of Oklo 5

Key milestones achieved in H1 2024

January

Safety Design Strategy approved by U.S. Department of Energy (DOE) for the Oklo Aurora Fuel Fabrication Facility.

February

Entered into a land rights agreement with the non-profit Southern Ohio Diversification Initiative to advance the deployment of two powerhouses in Southern Ohio.

March

In partnership with Argonne National Laboratory, Oklo successfully completed the second phase of the high-fidelity testing campaign at the Thermal Hydraulic Experimental Test Article (THETA).

April

Signed non-binding letter of intent to supply 50 megawatts to Diamondback Energy, a Texas-based independent oil and natural gas company, over a 20-year power purchase agreement.

May

Began trading on the New York Stock Exchange under the new ticker symbol “OKLO.”

Signed non-binding memorandum of understanding with Atomic Alchemy to collaborate on isotope production.

Partnered with computer networking company Wyoming Hyperscale to deliver 100 megawatts to its data centers over a 20-year power purchase agreement.

July

Completed successful end-to-end demonstration of advanced fuel recycling process, advancing commercial-scale recycling facility.

August

Established preferred supplier agreement with Siemens Energy for steam turbine generator products and services.



6

OKLO

• Awarded recovered fuel material from INL • Granted site use permit from the DOE for our site in Idaho Idaho National Laboratory (INL) The first Aurora powerhouse will: This will be the first commercial advanced fission power plant in the United States. By integrating a novel business model, cutting-edge technology, and a small, scalable design, Oklo is unlocking the future of clean energy. Key first deployment milestones The first Aurora powerhouse 2027 Planned Deployment Lead with a streamlined regulatory process, paving the way for future deployments Deliver clean energy directly to customers through secured power purchase agreements Generate robust and steady revenue streams Oklo is the only advanced fission company with a site use permit, significant regulatory traction, and a secured fuel supply, positioning us to turn on our first commercial reactor in the near term. 2019 2020 2024 • Had the first-ever custom combined license application for an advanced fission power plant accepted for review by the NRC • Oklo’s Safety Design Strategy for the Aurora Fuel Fabrication Facility approved by DOE • Signed preferred supplier agreement with Siemens, strengthening supply chain • Plans to begin pre-application readiness review for combined license application by end of year 7 Idaho Falls, ID

Oklo makes it easy to purchase clean, reliable, affordable energy.



Oklo will generate revenue from selling electricity and heat directly to clients through long-term (20-40 year) power purchase agreements (PPAs). Unlike traditional nuclear developers, Oklo will build, own, and operate our own powerhouses, reducing risks for customers and ensuring significant recurring revenue.

How Oklo works with customers

✓ **OPTIONAL STEP: SIGN MEMORANDUM OF UNDERSTANDING (MOU) TO ESTABLISH PARTNERSHIP**
An MOU sets out a framework for partnership related to scoping projects and other collaborations.

1 **INITIAL PROJECT SCOPING**
Identify preferred sites and develop cost estimates.

2 **LETTERS OF INTEREST (LOI) TO PURCHASE POWER**
Power purchase LOIs are non-binding agreements but contain details on pricing, duration, and quantity of power needed, as well as a timeline for key milestones.

3 **SITE EVALUATION**
Perform initial assessment of land availability and power needs.

4 **ENGINEERING ANALYSIS**
Conduct detailed engineering work to determine optimal placement.

6 **POWER PURCHASE AGREEMENT**
Sign a formal PPA, finalize project details, and Oklo submits a combined license application to the NRC.

8

1,350 MWe in signed letters of intent across diverse industries throughout the U.S.



States of publicly announced customer agreements

Select announced customer engagements

Centrus — Fueling the Future of Nuclear Power

Memorandum of understanding to purchase electricity from planned Aurora powerhouses in Ohio

DIAMONDBACK ENERGY

Non-binding LOI to supply 50 megawatts over 20-year power purchase agreement

WYOMING HYPERSCALE WHITE BOX

Non-binding LOI to supply 100 megawatts over 20-year power purchase agreement

Equinix

Pre-agreement to procure up to 500 megawatts with a $25M pre-payment

United States Air Force

and the Defense Logistics Agency Energy chose Oklo to site a micro-reactor at Eielson Air Force Base*

*Oklo has been honored with the Notice of Intent to Award twice. The recent procedural rescission by Defense Logistics Agency Energy, to ensure thorough documentation of due diligence during source selection, is not uncommon in large government procurement processes. This decision underscores the meticulousness of the process and does not impact our confidence in the planned contract.

9

OKLO

Demand drivers

Permian Basin & Diamondback Energy

Non-binding LOI to enter a 20-year power purchase agreement. Oklo intends to supply 50 megawatts of energy to Diamondback Energy's operations in the Permian Basin.

MEETING RISING POWER DEMAND

The region's power demand is projected to grow sevenfold from 2022 to 2038,[2] and Oklo offers a scalable solution.

SUPPORTING EMISSION REDUCTION GOALS

Oklo's emission-free power aligns with industry and regulatory goals to reduce greenhouse gas emissions.

ALLEVIATING TRANSMISSION CONSTRAINTS

Existing transmission infrastructure is nearing capacity, and Oklo's localized power solution reduces the need for costly transmission expansions.

Data Centers & Wyoming Hyperscale

Non-binding LOI to enter a 20-year power purchase agreement. Oklo intends to supply 100 megawatts of power to Wyoming Hyperscale's data center campus.

RAPID POWER DEPLOYMENT

Oklo powerhouses can deliver timely power to support high-demand operations and scale to meet growing capacity needs.

DELIVERED ONSITE

Reduces transmission and distribution costs for facilities like data centers by deploying reactors onsite.

DISTRIBUTED POWER GENERATION

Smaller, distributed reactors enhance reliability and scalability, fitting well with data center campus structures.

"Our goal is to create data centers with minimal environmental impact. This collaboration with Oklo perfectly aligns with our vision for sustainable, efficient operations. By merging sustainability with advanced technology, we are setting a new standard for the future of accelerated computing."



TRENTON THORNOCK
Founder and Managing Member of Wyoming Hyperscale

10

Since announcing our merger with AltC Acquisition Corp., Oklo has experienced significant customer growth. At our business combination announcement in July 2023, we had a robust pipeline of customer opportunities. Since then, this pipeline has grown significantly, driven by strong market demand. Post-merger and public listing, we’ve seen even greater inbound interest across multiple sectors, further accelerating our growth. Data Centers Oklo is in active discussion with companies across the following sectors: Oil & Gas Industrial & Manufacturing Defense Real Estate Oklo customer pipeline in megawatts signed under non-binding agreements since the business combination announcement in July 2023 93% increase 11 TARGET MARKETS ~700 MW ~1,350 MW At Business Combination Announcement – July 2023 0 200 400 600 800 1,000 1,200 1,400 1,600 Current – August 2024

Strategically cost-competitive and highly repeatable

Many of our customers complete their projects in phases. Building multiple small reactors at project sites versus single, large reactors will help ensure we scale to meet their phased expansion plans from megawatt to gigawatt scale.

Reactor design features



REACTION TYPE
Fast fission

REACTOR SIZES
15 MW, 50 MW, and 100+ MW*

COOLANT
Liquid metal sodium

FUEL
Fresh or recycled high-assay low-enriched uranium

SAFETY SYSTEMS
Inherent, physics-safe

OPERATING TEMPERATURE
450°C+

OPERATING PRESSURE
Atmospheric

POWER OUTPUT LICENSE
40+ years

Powerhouse benefits

- Small, simple design
- Low cost
- Proven technology
- Inherently safe
- Offsite fabrication
- < 18 months installation
- 24/7 low-carbon power

Environmental benefits

GREENHOUSE GAS EMISSIONS
Nuclear power has the lowest lifecycle GHG emissions profile of any energy technology, including solar and onshore wind.[3]

MATERIALS USE
Nuclear power has the lowest materials intensity of any energy technology today.[4]

LAND USE
Nuclear power uses the least amount of land of any energy technology.



12

*100 MW powerhouse in early-stage design

EBR-II was one of the most important fast reactors in the world. Located at Idaho National Laboratory, it was designed and operated by Argonne National Laboratory from 1964 to 1994 as part of a broader effort to develop advanced nuclear technologies.5 Oklo’s reactor technology builds on the legacy of the Experimental Breeder Reactor-II (EBR-II), a fast fission reactor operated by the U.S. government for 30 years. What was EBR-II? What EBR-II demonstrated INHERENT SAFETY LIQUID SODIUM COOLANT NON-PRESSURIZED SYSTEM FUEL RECYCLING POTENTIAL FOR COMMERCIALIZATION The ability to shut down without any operator intervention The use of liquid metal instead of water as a coolant, allowing efficient heat transfer Operation at atmospheric pressure, reducing the risk of a pressure-related accident The ability to recycle spent fuel, recovering valuable fissile materials and minimizing nuclear waste The ability to produce and sell power to the grid affordably Oklo’s reactor technology has been built and demonstrated before. Liquid-metal-cooled fast reactors have the longest demonstrated history of advanced fission technologies and have been operated for more than 400 reactor years worldwide. 13 Left: Oklo co-founders Caroline Cochran and Jacob DeWitte pictured touring EBR-II with one of its original operators. To learn more about the history of fast reactor technology, read Plentiful Energy by Charles E. Till and Yoon Il Chang.6

Leveraging established supply chains to reduce costs and enhance scaleability

Aurora powerhouses are designed to maximize the use of materials, parts, and labor from established, non-nuclear supply chains.

By leveraging these existing supply chains, we aim to achieve:

- Reliability and scalability
- Cost effectiveness
- Proven quality and safety


70%
Conventional Power, Industrial, and Chemical Supply Chains
30% *
Conventional Nuclear Supply Chain

Estimated percentage of components purchased from non-nuclear and nuclear supply chains

Oklo signed an industry-first preferred supplier agreement with Siemens Energy to supply the power production side of the powerhouse.

While the reactor makes heat, the generator technology by Siemens converts that heat into useful forms of energy for our customers.

In other words, a significant portion of our supply chain can be supplied by a trusted energy leader like Siemens instead of using many bespoke components.

This arrangement aims to guarantee a robust supply chain for non-reactor components key to delivering power and heat, critical for Oklo to deploy at scale. It standardizes equipment, which saves costs, reduces maintenance downtime, and enhances reliability.



Alex Renner, Chief Product Officer, and Scott Auerbach, Director of Power Engineering, engage in a discussion of the industrial steam turbine package with the Siemens Energy team.

14

*The percentages indicated represent the number of components sourced, not the dollar value. Based on internal estimates, approximately 70% of components are sourced from traditional and established supply chains, while approximately 30% are sourced from the traditional nuclear supply chain.

Oklo is the only advanced fission company with both a site permit and fuel supply secured.

Infrastructure to produce commercial-scale advanced nuclear fuels, such as high-assay low-enriched uranium (HALEU), is underdeveloped in the United States. Oklo's partnerships will provide a reliable source of fuel for the Aurora powerhouses.



Aurora Fuel Fabrication Facility

Oklo's Aurora Fuel Fabrication Facility in Idaho is where Oklo will fabricate recovered nuclear material from the EBR-II reactor into fuel assemblies for its first commercial reactor. Oklo was awarded this fuel through a competitive process in 2019.

Centrus

Centrus Energy partnership

Oklo partnered with Centrus Energy, a nuclear fuel supplier, to purchase HALEU from the first new U.S.-owned fuel production facility to open in decades.[7] Centrus also intends to purchase energy from Oklo to power its HALEU production facility.



Oklo and Centrus' partnership will support the deployment of Oklo's advanced fission powerhouses and Centrus' HALEU production capabilities in southern Ohio, making the region a critical hub for the future of the U.S. nuclear industry.

"As Centrus works to pioneer HALEU production and Oklo works to bring HALEU-fueled reactors to market, we see enormous potential in our strategic alliance. We look forward to a future in which Oklo supplies carbon-free electricity to Centrus, and Centrus provides HALEU and manufacturing services to Oklo. This kind of synergy between first movers can catalyze success for both companies."



AMIR VEXLER
President & CEO of Centrus

15

OKLO

Uniquely positioned in nuclear fuel recycling



Engineers in Argonne's Chemical and Fuel Cycle Technologies division (Image: Argonne National Labratory)

The fuel allocated for Oklo's first powerhouse is recycled nuclear waste material.

Oklo is collaborating with the DOE on commercialization of recycling through four DOE cost-share awards totaling more than $17 million.

Oklo achieves end-to-end demonstration of advanced fuel recycling process

In July, Oklo completed the first successful end-to-end demonstration of the key stages of its advanced fuel recycling process, in collaboration with Argonne National Laboratory and Idaho National Laboratory. This effort was supported by a $5 million cost-share award from DOE, which aims to facilitate the deployment of a commercial-scale advanced fuel recycling facility.

Fuel recycling capabilities could:

- Boost independent, domestic fuel supply for Aurora powerhouses
- Repurpose fuel waste stockpiles across the country
- Significantly reduce fuel costs
- Provide additional revenue stream anticipated by the early 2030s

ATOMIC ALCHEMY PARTNERSHIP

In May, Oklo signed an agreement with Atomic Alchemy to produce radioisotopes for commercial use through Oklo's nuclear fuel recycling process, generating additional revenue sources for the company. Radioisotopes are in short supply and are critical for various applications across sectors, including cancer treatment, diagnostic imaging, and clean energy technologies.

16

Oklo's repeatable combined licensing strategy is expected to reduce licensing timelines by 50%.[8]

Oklo will build, own, and operate our powerhouses. This makes it easy for customers to simply buy power.

Typical Part 50 License Timeline


INITIAL APPLICATION
48–72 months
SUBSEQUENT APPLICATIONS
48–72 months
24–36 months
CONSTRUCTION PERMIT
24–36 months
OPERATING LICENSE
24–36 months
CONSTRUCTION PERMIT
24–36 months
OPERATING LICENSE

Typical Part 52 Design Certification + Combined License Timeline


INITIAL APPLICATION
96-156 months*
72–120 months
DESIGN CERTIFICATION
24–36 months
COMBINED LICENSE

*subsequent applications can use a combined license.

Oklo Licensing Timeline


REFERENCE APPLICATION
SUBSEQUENT APPLICATION
24–36 months
CUSTOM COMBINED LICENSE
6–18 months*
Subsequent CUSTOM COMBINED LICENSE

Key benefits of Oklo's strategy

- Streamlined **custom combined license application** combines design, construction, and operations licenses into a single step
- Oklo's licensing timeline for initial application is anticipated to reduce timelines by 50%-85%
- Approval timelines for follow-on applications shrink from up to 72 months for subsequent part 50 applications to as low as 6-18 months
- For each subsequent application, the regulator only needs to review new content. Because of this and based on current estimates and recent U.S. legislation, we expect subsequent licenses will have further reduced timelines to 6-18 months

*There can be limitations that impact the exact timeline reduction.

17

Oklo has the longest continuous formal regulatory engagement of any advanced (non-water-cooled) reactor company.[9]

Oklo began engagement with the NRC in 2016, and in 2020 became the first advanced fission company to submit a combined license application to the NRC, applying as the builder, owner, and operator of the powerhouse.

After incorporating NRC feedback, we plan to submit a new, pre-application readiness assessment for review this year. This will allow us to address outstanding questions to our application before submitting a new combined license application in 2025.

2016–2024

Nuclear regulatory experience

500+ technical and planning meetings

55 draft and final technical reports*

2016
- Began pre-application process with the NRC

2016–Current
- Ongoing pre-application process for Aurora powerhouses

2019
- Safeguards Information Protection and Handling Plan approved
- Awarded recovered fuel material from INL
- Granted site use permit from DOE for our site in Idaho

2020
- Submitted first-ever combined license application for an advanced fission power plant
- Quality Assurance Program Document approved

2021
- Began pre-application for fuel recycling

2023
- Began pre-application process for fuel fabrication

2024
- Safety Design Strategy for the Aurora Fuel Fabrication Facility approved by DOE

*Oklo engages with NRC staff and management for technical and licensing purposes, as well as alignment on schedule and resources. Schedule and resource meetings occur at all levels with NRC staff and management to exchange information not directly related to a regulatory action or decision, and therefore are not documented as public meetings.

18

OKLO

Recent policy momentum and bipartisan support

Policy momentum for nuclear energy has surged alongside the need for clean, affordable energy, driven by robust bipartisan support and significant legislative advancements.

The ADVANCE Act

This landmark legislation provides a major boost to the future of nuclear energy in the United States.[10] It saw widespread bipartisan support, passing the House by a vote of 393-13 and the Senate 88-2, before being signed into law in July 2024.

A CRITICAL MISSION UPDATE

The NRC will revise its mission statement within 1 year of enactment to include that "licensing and regulation of the civilian use of radioactive materials and nuclear energy be conducted in a manner that is efficient and does not unnecessarily limit—(1) the civilian use of radioactive materials and deployment of nuclear energy; or (2) the benefits of civilian use of radioactive materials and nuclear energy technology to society."

Expected core benefits for Oklo

REDUCES FEES

Changes fee structures for advanced reactor and pre-application applicants, potentially reducing Oklo's hourly licensing costs by over 50%.

SHORTENS TIMELINES

Expedites timelines for review of subsequent applications for powerhouses on same or adjacent sites down from 36 months to 18 months or less.

CREATES REGULATORY AWARDS

Oklo is uniquely positioned to win any one of several awards to make licensing early plants effectively free.

SMALL REACTORS

The ADVANCE Act directs the NRC to consider novel methods of licensing small reactors with unique safety characteristics, like the Oklo reactor, which could lead to even shorter licensing timelines.

2022

Inflation Reduction Act

Allocated $700 million to advanced nuclear fuel, $250 billion in DOE loan authority, and tax credits that cover up to 50% of eligible project costs.[11]

2023

Nuclear Fuel Security Act

Enhanced government authority to make HALEU available and to foster the buildout of a commercial HALEU supply chain.[12]

2024

FY24 Appropriations

Provided $2.7 billion to support the nuclear fuel supply chain, $10 million for fast reactor R&D, and $10 million for a new recycling cost share program.[13]

19

21 Key Q2 financial highlights For the second quarter of 2024, Oklo’s financial statements reflect a combination of ongoing business activities that continue to scale up, as well as several one-time accounting impacts to record the merger with AltC. Approximately $37.8 million of these deal-related impacts are associated with non-cash fair market value adjustments and are represented in our $53.3 million net loss for the 6-month period. For the full year 2024 forecast, we believe we remain on target to meet our operating loss estimate of $40-50 million. Year-to-date cash used in operating activities sits at $17.0 million made up of a net loss of $53.3 million offset by $38.9 million in non-cash impacts further highlighted below. At the end of the second quarter, cash and marketable securities were $294.6 million, primarily driven by $276.0 million in proceeds received at deal closure net-of-fees. Year-to-date loss from operations of $25.1 million included $9.2 million of non-cash stock-based compensation expenses, primarily driven by a one-time, non-cash fair market value (FMV) adjustment of $7.8 million related to earn-out shares that would be payable to Oklo staff. Full year 2024 expectations are still in line with prior guidance. Year-to-date net loss of $53.3 million included non-cash FMV losses of $30 million associated with SAFE notes and $7.8 million losses in stock-based compensation. Both of these non-cash adjustments were required business combination closing entries. Forecasted cash used in operations Forecasted operating loss Cash used in operating activities Loss from operations Net loss $17.0M $25.1M $53.3M $35–45M $40–50M 6/30 YTD 6/30 YTD 6/30 YTD 2024 Outlook 2024 Outlook

22 OKLO INC. CONDENSED CONSOLIDATED BALANCE SHEETS As of June 30, 2024 (Unaudited) December 31, 2023 Assets Current assets: Cash and cash equivalents $ 105,676,772 $ 9,867,588 Marketable securities 129,607,093 - Prepaid and other current assets 3,938,888 4,330,465 Total current assets 239,222,753 14,198,053 Marketable securities 59,287,344 - Property and equipment, net 637,731 577,671 Operating lease right-of-use assets 37,785 82,677 Other assets - 25,361 Total assets $ 299,185,613 $ 14,883,762 Liabilities and stockholders’ equity (deficit) Current liabilities: Accounts payable $ 1,068,205 $ 2,273,823 Accrued expenses and other 3,773,290 835,541 Operating lease liability 37,785 93,935 Total current liabilities 4,879,280 3,203,299 Simple agreements for future equity - 46,042,000 Right of first refusal liability 25,000,000 - Total liabilities 29,879,280 49,245,299 Commitments and contingencies Stockholders’ equity (deficit): Class A common stock, $0.0001 par value – 500,000,000 shares authorized; 122,096,270 and 69,242,940 shares is-sued and outstanding as of June 30, 2024 and December 31, 2023, respectively 12,210 6,924 Additional paid-in capital 383,737,617 27,124,983 Accumulated deficit (114,861,513) (61,493,444) Accumulated other comprehensive income 418,019 - Total stockholders’ equity (deficit) 269,306,333 (34,361,537) Total liabilities and stockholders’ equity $ 299,185,613 $ 14,883,762

2024 2023 2024 2023 Operating expenses Research and development $ 10,719,142 $ 1,833,269 $ 14,379,784 $ 3,749,719 General and administrative 7,051,836 1,519,697 10,761,582 2,939,545 Total operating expenses 17,770,978 3,352,966 25,141,366 6,689,264 Loss from operations (17,770,978) (3,352,966) (25,141,366) (6,689,264) Other income (loss) Change in fair value of simple agreements for future equity (13,126,959) (1,122,000) (29,919,959) (2,495,000) Interest and dividend income 1,715,574 137 1,856,877 462 Total other loss (11,411,385) (1,121,863) (28,063,082) (2,494,538) Loss before income taxes (29,182,363) (4,474,829) (53,204,448) (9,183,802) Income taxes (163,621) - (163,621) - Net loss (29,345,984) (4,474,829) (53,368,069) (9,183,802) Deemed dividend - earnout and founder shares (487,934,600) - (487,934,600) - Net loss attributable to common stockholders $ (517,280,584) $ (4,474,829) $ (541,302,669) $ (9,183,802) Net loss per share: Basic and diluted – Class A common stock $ (0.29) $ (0.06) $ (0.63) $ (0.13) Net loss per share attributable to common stockholders: Basic and diluted – Class A common stock $ (5.17) $ (0.06) $ (6.36) $ (0.13) Weighted average number of common shares outstanding – basic and diluted – Class A common stock 100,021,539 68,845,564 85,170,891 68,845,564 23 (Unaudited) Six Months Ended June 30, Three Months Ended June 30, OKLO INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

24 Six Months Ended June 30, 2024 2023 Cash flows from operating activities Net loss $ (53,368,069) $ (9,183,802) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 111,673 23,402 Change in fair value of simple agreements for future equity 29,919,959 2,495,000 Accretion of discount on marketable securities (285,254) - Stock-based compensation 9,124,416 96,793 Change in operating assets and liabilities: Prepaid and other current assets (1,441,188) (269,939) Other assets 25,361 25,909 Accounts payable (1,592,955) (10,378) Accrued expenses and other 477,166 12,791 Operating lease liability (11,258) (9,983) Net cash used in operating activities (17,040,149) (6,820,207) Cash flows from investing activities Purchases of property and equipment (171,733) (25,401) Purchase of marketable securities (202,191,164) - Proceeds from redemptions of marketable securities 14,000,000 - Net cash used in investing activities (188,362,897) (25,401) Cash flows from financing activities Proceeds from recapitalization 276,209,768 - Proceeds from exercise of stock options 439,922 - Proceeds from right of first refusal liability 25,000,000 - Proceeds from simple agreements for future equity 10,232,000 2,315,000 Payment of deferred issuance costs (10,669,460) (28,130) Net cash provided by financing activities 301,212,230 2,286,870 Net increase (decrease) in cash and cash equivalents 95,809,184 (4,558,738) Cash and cash equivalents – beginning of year 9,867,588 9,653,528 Cash and cash equivalents – end of period $ 105,676,772 $ 5,094,790 Supplemental disclosure of cash flow information Cash paid for interest $ - $ - Cash paid for income taxes - - Supplemental noncash investing and financing activities Reclassification of deferred issuance costs in connection with business combination $ 3,992,424 $ - Reclassification of simple agreements for future equity in connection with business combination 86,193,959 - Deferred issuance costs included in accounts payable 375,594 1,310,403 Deferred issuance costs included in accrued expense and other 92,710 - OKLO INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

Upcoming events

August 13, 2024 | Virtual

Second Quarter 2024 Earnings Conference Call

August 13–14, 2024 | Boston

Canaccord Genuity 44th Annual Growth Conference

August 13–14, 2024 | Las Vegas

Citi's 2024 One-on-One Midstream & New Energy Infrastructure Conference

---

August 19, 2024 | Virtual

"Ask Me Anything" with Oklo's CEO, COO, and CFO

August 19–20, 2024 | Denver

EnerCom Energy Investment Conference

August 19–20, 2024 | Virtual

Needham & Co. Industrial Tech, Robotics & Clean Tech 1×1 Conference

---

September 10, 2024 | Virtual

Jefferies Solutions Series Webinar

September 23–27, 2024 | New York City

Climate Week

October 8, 2024 | Virtual

TD Securities 9th Annual Nuclear Fuel Cycle & Next Generation Nuclear Roundtable



20

25 This letter includes statements that express Oklo’s opinions, expectations, objectives, beliefs, plans, intentions, strategies, assumptions, forecasts or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” or, in each case, their negative or other variations or comparable terminology, and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this letter and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the timing, goals and benefits of nuclear fuel recycling, environmental benefits and goals of Oklo’s projects, results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which Oklo operates. Such forward-looking statements are based on information available as of the date of this letter, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties. As a result of a number of known and unknown risks and uncertainties, the actual results or performance of Oklo may be materially different from those expressed or implied by these forward-looking statements. The following important risk factors could affect Oklo’s future results and cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements: risks related to the deployment of Oklo’s powerhouses; the risk that Oklo is pursuing an emerging market, with no commercial project operating, regulatory uncertainties; the potential need for financing to construct plants; market, financial, political, environmental and legal conditions; the effects of competition; changes in applicable laws or regulations; the outcome of any government and regulatory proceedings and investigations and inquiries. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties of the other documents filed by Oklo from time to time with the U.S. Securities and Exchange Commission. The forward-looking statements contained in this letter and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on Oklo. There can be no assurance that future developments affecting Oklo will be those that Oklo has anticipated. Oklo undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. FORWARD LOOKING STATEMENTS

26 1. International Atomic Energy Agency. Fast reactors. Accessed August 5, 2024. https://www. iaea.org/topics/fast-reactors 2. S&P Global Commodity Insights. Texas grid stakeholders mull plans for massive power demand in Permian Basin. Published June 11, 2023. Accessed August 5, 2024. https://www. spglobal.com/commodityinsights/en/market-insights/latest-news/electric-power/061124- texas-grid-stakeholders-mull-plans-for-massive-power-demand-in-permian-basin 3. World Nuclear Association. How can nuclear combat climate change? Accessed August 5, 2024. https://world-nuclear.org/nuclear-essentials/how-can-nuclear-combat-climate-change 4. U.S. Department of Energy. Pathways to Commercial Liftoff: Advanced Nuclear. Published March 20, 2023. Accessed August 5, 2024. https://liftoff.energy.gov/wp-content/ uploads/2023/03/20230320-Liftoff-Advanced-Nuclear-vPUB.pdf 5. Argonne National Laboratory. EBR-II: An integrated experimental fast reactor nuclear power station. Published 2004. Accessed August 5, 2024. https://www.ne.anl.gov/About/reactors/ EBR2-NN-2004-2-2.pdf 6. Patterson RJ, Pizzo JJ. Plentiful Energy: The Story of the Integral Fast Reactor. Accessed August 5, 2024. https://www.thesciencecouncil.com/pdfs/PlentifulEnergy.pdf 7. Centrus Energy Corp. Centrus begins enrichment operations in Ohio. Published June 19, 2023. Accessed August 5, 2024. https://www.centrusenergy.com/news/centrus-begins-enrichment-operations-in-ohio/ 8. U.S. Nuclear Regulatory Commission. Generic schedules. Accessed August 5, 2024. https:// www.nrc.gov/about-nrc/generic-schedules.html 9. U.S. Nuclear Regulatory Commission. Pre-application activities for advanced reactors. Accessed August 5, 2024. https://www.nrc.gov/reactors/new-reactors/advanced/who-were-working-with/pre-application-activities.html 10. U.S. Department of Energy. Newly signed bill will boost nuclear reactor deployment in the United States. Published August 2, 2023. Accessed August 5, 2024. https://www.energy. gov/ne/articles/newly-signed-bill-will-boost-nuclear-reactor-deployment-united-states 11. U.S. Department of Energy. Inflation Reduction Act keeps momentum building for nuclear power. Published August 4, 2023. Accessed August 5, 2024. https://www.energy.gov/ne/ articles/inflation-reduction-act-keeps-momentum-building-nuclear-power 12. U.S. Congress. S.452 - Nuclear Energy Leadership Act of 2023. 118th Congress. Accessed August 5, 2024. https://www.congress.gov/bill/118th-congress/senate-bill/452 13. U.S. Department of Energy. FY2024 spending bill fuels historic push for U.S. advanced reactors. Published August 2, 2023. Accessed August 5, 2024. https://www.energy.gov/ne/ articles/fy2024-spending-bill-fuels-historic-push-us-advanced-reactors CITATIONS